SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	12 Months Ended
Dec. 31, 2013
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE
NOTE 7 - SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Securities sold under agreements to repurchase consist of funds borrowed from customers on a short-term basis secured by portions of the Company's investment portfolio.  The securities which were sold have been accounted for not as sales but as borrowings.  The securities consisted of debt securities issued by U.S. government sponsored enterprises, corporations and agencies and states and municipalities.  The securities were held in safekeeping by the Federal Home Loan Bank and Merrill Lynch, under the control of the Company.  The purchasers have agreed to sell to the Company substantially identical securities at the maturity of the agreements.  The agreements mature generally within three months from date of issue.